                                                                     EXHIBIT 4.4

NUMBER                      [ANDRX CORPORATION LOGO]                      SHARES
ACA

COMMON STOCK            ANDRX CORPORATION - ANDRX GROUP             COMMON STOCK
    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 034553 10 7

THIS IS TO CERTIFY THAT _________________________________________________



is the owner of _________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE ANDRX CORPORATION--ANDRX GROUP COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                                ANDRX CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                     Dated:

/s/ RICHARD J. LANE                ANDRX CORPORATION             /s/ SCOTT LODIN
CHIEF EXECUTIVE OFFICER             CORPORATE SEAL               SECRETARY
                                         2000
                                       DELAWARE

COUNTERSIGNED AND REGISTERED:
           AMERICAN STOCK TRANSFER & TRUST COMPANY
                     (NEW YORK, N.Y.)                             TRANSFER AGENT
BY                                                                 AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                                ANDRX CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT--......Custodian......
                                                           (Cust)        (Minor)
TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                           to Minors Act........
JT TEN  - as joint tenants with right                                    (State)
          of survivorship and not as
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------
|                                    |
|------------------------------------|------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ shares of the Andrx Corporation--Andrx Group Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                               -------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

--------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.









THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN ANDRX CORPORATION AND AMERICAN STOCK TRANSFER & TRUST COMPANY, DATED AS OF MARCH 20, 2003, AS IT MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ANDRX CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE AGREEMENT) WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. ANDRX CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON (AS DEFINED IN THE AGREEMENT) WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT) AND CERTAIN TRANSFEREES THEREOF BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.